SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------

                                   FORM 8-K
                            ----------------------

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 23, 2007

                            ----------------------

                                Morgan Stanley
              (Exact Name of Registrant as Specified in Charter)

                            ----------------------


           Delaware                     1-11758                 36-3145972
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                    Identification No.)

                    1585 Broadway, New York, New York 10036
          (Address of Principal Executive Offices including Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

                            ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==============================================================================

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2007, Morgan Stanley (the "Company") filed a Certificate of Elimination with the Secretary of State of the State of Delaware to eliminate its 8.03% Cumulative Preferred Stock ("8.03% Preferred Stock"), which related to the Company's 8.03% Capital Units that were redeemed on February 28, 2007. The Certificate of Elimination (a) eliminated the previous designation of 670,000 shares of 8.03% Preferred Stock, none of which were outstanding at the time of filing, (b) upon such elimination, caused such shares of 8.03% Preferred Stock to resume their status as undesignated shares of preferred stock of the Company, and (c) eliminated from the Amended and Restated Certificate of Incorporation of the Company all references to the 8.03% Preferred Stock.

A copy of the Certificate of Elimination is attached hereto as Exhibit 3 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

      Exhibit
      Number      Description
      ------      -----------
         3        Certificate of Elimination of the 8.03% Cumulative Preferred
                  Stock of Morgan Stanley dated as of March 23, 2007.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      MORGAN STANLEY
                                      (Registrant)


                                      By: /s/ Martin M. Cohen
                                          --------------------------------------
                                          Name:  Martin M. Cohen
                                          Title: Assistant Secretary and Counsel


Date: March 23, 2007

                               Index to Exhibits

Exhibit
-------
No.        Description
---        -----------

3 Certificate of Elimination of the 8.03% Cumulative Preferred Stock of Morgan Stanley dated as of March 23, 2007.